GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Radcom Ltd. (the "Company") is an Israeli corporation which provides innovative service assurance solutions for communications service providers and equipment vendors. The Company specializes in solutions for next-generation networks, both wireless and wireline. The Company's comprehensive solutions are used to prevent service provider revenue leakage and enable management of customer care. The Company's products facilitate fault management, network service performance analysis, troubleshooting and pre-mediation with an OSS/BSS (Operational Support System/ Business Support System). Radcom's shares are listed on the NASDAQ Capital Market.

The Company has wholly-owned subsidiaries in the United States and Brazil, that are primarily engaged in the sales and marketing of the Company's products in North America and Brazil, respectively.

In addition, the Company formed in 2012 another wholly-owned subsidiary in India, incorporated under the laws of India, (the "India Subsidiary"). The India Subsidiary is primarily engaged in business development, marketing activities and customer support of the Company's products in India. Since inception, the Indian Subsidiary had immaterial activity.
b.
The Company has an accumulated deficit of $ 56,402 as of December 31, 2012. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements at least through the end of December 2013. The Company's foregoing estimate is based, among others, on its current backlog and on the existing pipeline. There is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity in order to continue as a going concern, beyond December 31, 2013.